NOTE 3. ACCOUNTS RECEIVABLE (Tables)	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Summary of accounts receivable
	December 31,
	2014	2013

Long-term net investment in direct financing and sales-type leases	$53,858	$44,062
Short-term net investment in sales-type leases	381	—
Receivable from value-added services	1,912	2,700
Receivable from insurance commissions	1,838	2,060
Less: Allowance for doubtful accounts	(29,074)	(20,891)
Total	$28,915	$27,931